Rule 497(d)


                                    FT 10637
               Stonebridge Preferred Income Portfolio, Series 41

                          Supplement to the Prospectus

     Effective May 1, 2023, trading of shares of First Republic Bank, Series K, 4.125% (FRC-K), First Republic Bank, Series L, 4.250% (FRC-L), and First Republic Bank, Series N, 4.500% (FRC-N) (collectively, "First Republic Bank") have been halted. Accordingly, the Portfolio is not able to purchase additional shares of First Republic Bank. To the extent that the Portfolio creates additional Units, such Units will be created without purchasing shares of First Republic Bank. Shares of First Republic Bank will be removed from the Portfolio as soon as practicable.


May 1, 2023